Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of America’s Car-Mart, Inc. (the “Company”) on Form 10-Q for the quarter ended July 31, 2012 filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, William H. Henderson, Chief Executive Officer of the Company, and Jeffrey A. Williams, Chief Financial Officer of the Company, certify in our capacities as officers of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:           \s\ William H. Henderson
William H. Henderson
Chief Executive Officer
September 6, 2012

By:           \s\ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
September 6, 2012